UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 20, 2023

Webstar Technology Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 000-56268

Wyoming	37-1780261
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

284 Paseo Reyes St. Augustine, Florida	32095
(Address of principal executive offices)	(Zip code)

(904) 312-9681

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 20, 2023, the Audit Committee of the Board of Directors of Webstar Technology Group, Inc. (the “Company”) appointed Assurance Dimensions, Inc. (“Assurance Dimensions”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to normal and customary client engagement procedures. On the same day, the Audit Committee dismissed D. Brooks and Associates, CPAs, P.A. (“D. Brooks”) as our independent registered public accounting firm.

The reports of D. Brooks on our consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as to substantial doubt regarding going concern.

During the fiscal years ended in December 31, 2022 and 2021, and the subsequent interim period from January 1, 2023 through June 20, 2023, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between us and D. Brooks on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to D. Brooks’s satisfaction would have caused it to make reference to the subject matter of such disagreements in connection with its reports on our consolidated financial statements for such years; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided D. Brooks with a copy of the disclosures that the Company is making in response to Item 4.01 on this Current Report on Form 8-K, and requested that D. Brooks furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of D. Brooks’ letter dated June 20, 2023 regarding the above disclosures is filed as Exhibit 16 to this report.

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period from January 1, 2023 through June 20, 2023, neither we nor anyone on our behalf consulted with Assurance Dimensions regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our consolidated financial statements, in any case where a written report or oral advice was provided to us by Assurance Dimensions that Assurance Dimensions concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

*4.1	Letter to Securities and Exchange Commission from D. Brooks and Associates, CPAs, P.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 20, 2023	By:	/s/ Harold E. Hutchins
Harold E. Hutchins
Chief Financial Officer
(principal financial and accounting officer)